EXHIBIT 10.5
EXECUTION COPY

SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement, dated as of January 10, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Control Agreement”), is entered into among FIBERNET TELECOM GROUP, INC., as pledgor (the “Pledgor”), DEUTSCHE BANK AG NEW YORK BRANCH, (the “Pledgee”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as securities intermediary (in such capacity, the “Securities Intermediary”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

RECITALS

A.    Pursuant to the Amended and Restated Credit Agreement, dated as of February 9, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Devnet L.L.C., a Delaware limited liability company (“Devnet”), FiberNet Operations, Inc., a Delaware corporation (“FiberNet” and, together with Devnet, the “Borrowers”), the financial institutions from time to time parties thereto as lenders (each individually referred to herein as a “Lender” and, collectively, as the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), TD Securities (USA) Inc., as syndication agent for the Lenders (in such capacity, the “Syndication Agent”) and Wachovia Investors, Inc., as documentation agent for the Lenders (in such capacity, the “Documentation Agent”), the Pledgee has extended commitments to make Loans or issue Letters of Credit to, and for the benefit of, the Borrowers;

B.    It is a condition precedent to the effectiveness of the Ninth Amendment to the Credit Agreement, dated as of January 10, 2003 (the “Ninth Amendment”), among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent, that the Grantor execute this Control Agreement and the Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), between the Pledgee and the Pledgor, pursuant to which the Pledgor has granted a security interest in a securities account (within the meaning of the UCC) to the Pledgee as security for the Letter of Credit Obligations;

D.    The Pledgor has duly authorized the execution, delivery and performance of this Control Agreement; and

E.    It is in the best interests of the Pledgor to execute this Control Agreement as the Pledgor will derive substantial direct and indirect benefits from the Loans made to the Borrowers, and the Letters of Credit issued for the benefit of the Borrowers, by the Pledgee pursuant to the Ninth Amendment and the Credit Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Pledgee to make Loans and issue Letters of Credit to or for the benefit of the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into any Interest Rate Agreements, the parties hereto agree, for the benefit of each Secured Party, as follows:

Section 1.    Establishment of Securities Account.  The Securities Intermediary hereby confirms and agrees that:

(a)    The Securities Intermediary has established the account listed on Schedule I hereto in the name indicated on such schedule (such account and any successor accounts, the “Securities Accounts”) and the Securities Intermediary shall not change the name or account number of the Securities Accounts without the prior written consent of the Pledgee;

(b)    All securities or other property underlying any financial assets credited to the Securities Accounts shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account or accounts maintained in the name of the Securities Intermediary, and in no case shall any financial asset credited to any Securities Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially indorsed to the Pledgor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c)    All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the relevant Securities Account as directed by the Pledgee; and

(d)    The Securities Accounts are “securities accounts” as defined in Section 8-501 (a) of the UCC.

Section 2.    “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Securities Accounts shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 3.    Entitlement Orders.  If and to the extent that (i) amounts on deposit or credited to the Securities Accounts exceed $2,316,855.07 or (ii) the Borrower repays or otherwise reduces the Letter of Credit Obligations (and permanently cancels the Revolving Loan Commitments of the Pledgee by a corresponding amount), the Pledgee agrees to issue an entitlement order directing the Securities Intermediary to release to the Pledgor cash in an amount equal to such excess or the corresponding dollar amount by which the LOC Pro Rata Share of the Pledgee is reduced by such repayment or reduction and cancellation, as applicable. If at any time the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Pledgee directing transfer or redemption of any financial asset relating to any of the Securities Accounts, the Securities Intermediary shall comply with such entitlement order without further consent of the Pledgor or any other Person. The Pledgor shall have no right to issue entitlement orders directly to the

Securities Intermediary to transfer, withdraw or redeem any financial asset relating to any of the Securities Accounts.

Section 4.    Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Accounts or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Pledgee in such Securities Accounts or security entitlement. The financial assets and other items deposited to the Securities Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Pledgee (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Accounts, (ii) the face amount of any checks which have been credited to the Securities Accounts but are subsequently returned unpaid because of uncollected or insufficient funds, and (iii) all amounts due to the Securities Intermediary in respect of any indemnity obligation of the Pledgor hereunder).

Section 5.    Choice of Law.  Both this Control Agreement and the Securities Accounts shall be governed by the laws of the State of New York without regard to the conflict of law rules thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and each Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

Section 6.    Conflict with Other Agreements.

(a)    In the event of any conflict between this Control Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.

(b)    No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(c)    The Securities Intermediary hereby confirms and agrees that:

(i)    There are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to the Securities Accounts;

(ii)   It has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with any other Person relating to the Securities Accounts and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other Person; and

(iii)  It has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with the Pledgor or the Pledgee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

Section 7.    Adverse Claims.  Except for the claims and interest of the Pledgee and of the Pledgor in each Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Accounts or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Pledgee and Pledgor thereof.

Section 8.    Maintenance of Securities Account.  In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Accounts as follows:

(a)    Control.  The Securities Intermediary agrees that at all times it will take all instruction with respect to the Securities Accounts solely from the Pledgee.

(b)    Voting Rights.  At all times the Pledgee shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Accounts.

(c)    Permitted Investments.  Investments shall be made into the Goldman Sachs Financial Square Treasury Fund, or such similar fund as directed by the Pledgee, provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than as permitted pursuant to the Credit Agreement.

(d)    Statements and Confirmations.  The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Accounts and/or any financial assets credited thereto simultaneously to each of the Pledgor and the Pledgee at the address of each set forth in Section 12 of this Control Agreement.

Section 9.    Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a)  the Securities Accounts have been established as set forth in Section 1 above and the Securities Accounts will be maintained in the manner set forth herein until termination of this Control Agreement; and

(b)  this Control Agreement is the valid and legally binding obligation of the Securities Intermediary.

Section 10.    Indemnification of Securities Intermediary.  The Pledgor and the Pledgee hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Pledgor and the Pledgee arising from the terms of this agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s willful misconduct or gross negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on the part of the Securities Intermediary, its officers, directors and agents, arising out of or in connection with the execution and performance of this Control Agreement or the maintenance of the Securities Accounts, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, until the termination of this Control Agreement.

Section 11.    Successors; Assignment.  This Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, legal representatives and permitted assigns. The Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee.

Section 12.    Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telexed, or sent by telefacsimile, overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Eastern Standard Time or, if not, on the next succeeding Business Day; or (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; provided, however, that notices to the Securities Intermediary shall not be effective until received.

If to the Pledgee:

Deutsche Bank AG New York Branch
31 West 52nd Street
New York, New York 10019
Attn: Alexander Richarz
Telecopy: (212) 469-3713

If to Securities Intermediary:

Deutsche Bank Trust Company Americas
280 Park Avenue, Ninth Floor
MS NYC 030914
New York, New York 10018
Attn: Hugo Gindraux
Telecopy: 212-454-2227

If to the Pledgor:

FiberNet Telecom Group, Inc.
570 Lexington Avenue
3rd Floor
New York, New York 10022
Attn.: President
Telecopy: (212) 421-8920

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section.

Section 13.    Termination.  The obligations of the Securities Intermediary to the Pledgee pursuant to this Control Agreement and the rights and powers of the Pledgee in connection herewith shall continue in effect until the security interests of the Pledgee in each of the Securities Accounts have been terminated pursuant to the terms of the Security Agreement and the Pledgee has notified the Securities Intermediary of such termination in writing. The Pledgee agrees to provide a Notice of Termination in substantially the form of Exhibit A hereto to the Securities Intermediary upon the request of the Pledgor on or after the termination of the Pledgee’s security interest in the Securities Accounts pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Securities Accounts or alter the obligations of the Securities Intermediary to the Pledgor pursuant to any other agreement with respect to the Securities Accounts.

Section 14.    Headings.  Section and subsection headings contained in this Control Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Control Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

Section 15.    Amendment, Modification.  No amendment, modification, termination or waiver of any provision of this Control Agreement, or consent to any departure by the Pledgee therefrom, shall be effective unless the same shall be in writing and signed by the Pledgee, the Securities Intermediary and the Pledgor. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

Section 16.    Severability.  The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Control Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Control Agreement or of such provision or obligation in any other jurisdiction.

Section 17.    Definitions; Rules of Interpretation.  Unless otherwise defined herein or unless the context otherwise requires, terms used in this Control Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement (including the principles of interpretation set forth in Section 1.3 of the Credit Agreement). All references herein to the security interest granted to, assignment or pledge to or other rights or interests granted hereby to the Pledgee shall be deemed to be rights or interests granted to the Pledgee solely for its own benefit and not in its capacity as Administrative Agent under the Credit Agreement.

Section 18.    Counterparts.  This Control Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Control Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Pledgor and the Pledgee of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Control Agreement as of the date first written above.

FIBERNET TELECOM GROUP, INC., as Pledgor

By:
Name
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Pledgee

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Securities Intermediary

By:
Name:
Title:

By:
Name:
Title:

S-1

SCHEDULE I

SECURITIES ACCOUNTS

DBTCO Americas as securities intermediary for FiberNet Telecom Group, Inc.; Account No. 29793.

Sch.-1

EXHIBIT A

NOTICE OF TERMINATION

[Letterhead of Pledgee]

[Date]

Deutsche Bank Trust Company Americas
280 Park Avenue, Ninth Floor
MS NYC 030914
New York, New York 10018
Attention: Hugo Gindraux

Re:    Termination of Control Agreement

Ladies and Gentlemen:

You are hereby notified that the Control Agreement, dated January 10, 2003, among FIBERNET TELECOM GROUP, INC. (the “Pledgor”), you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Control Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to securities account number 29793 from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to such accounts as well as the authority of the undersigned to issue any instructions with respect to such accounts; however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours,

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

cc:  FIBERNET TELECOM GROUP, INC.

A-1